UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2005

Feldman Mall Properties, Inc.
(Exact name of registrant as specified in its charter)

Maryland	333-118246	13-4284187
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3225 North Central Avenue, Suite 1205 Phoenix, Arizona	85012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 602-277-5559

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 11, 2005, the Board of Directors of Feldman Mall Properties, Inc. (the “Company”) approved an amendment (the “Amendment”) to the Company’s Amended and Restated Bylaws (the “Bylaws”) effective as of that date. The Board amended the Bylaws to change the date of the annual meeting of the stockholders of the Company from the month of October in each year to the month of May in each year. The Second Amended and Restated Bylaws of the Company incorporating the Amendment are attached to this Form 8-K as Exhibit 3.2 and are incorporated by reference into this filing in their entirety.

ITEM 9.01	Financial Statements and Exhibits.

(c)	Exhibits.
Exhibit 3.2	Second Amended and Restated Bylaws of Feldman Mall Properties, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FELDMAN MALL PROPERTIES, INC.

By:	/s/ Jeffrey Erhart

Name: Jeffrey Erhart
Title: Executive Vice President and General Counsel

Date: March 17, 2005

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 3.2	Second Amended and Restated Bylaws of Feldman Mall Properties, Inc.